UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 8, 2018
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ALTERYX, INC.
(Exact Name of the Registrant as Specified in Charter)
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Delaware	001-38034	90-0673106
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3345 Michelson Drive, Suite 400, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)
(888) 836-4274
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act    ☐

Item 2.02. Results of Operations and Financial Condition.
On August 8, 2018, Alteryx, Inc., a Delaware corporation (the “Company”), issued a press release announcing the Company’s financial results for the quarter ended June 30, 2018. The press release is furnished as Exhibit 99.1 and is incorporated herein by reference.
The information furnished with this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 7, 2018, the board of directors of the Company appointed Robert S. Jones, age 55, the Company’s current Chief Revenue Officer, to also serve as President of the Company, effective immediately. Upon appointment, Mr. Jones’s title will be President and Chief Revenue Officer of the Company.
Mr. Jones has served as the Company’s Chief Revenue Officer, and has been in charge of the Company’s sales, business development, and customer success functions, since January 2017. Prior to joining the Company, Mr. Jones was the Senior Vice President-Midmarket and Ecosystem Sales, North America at SAP from April 2016 to January 2017. Mr. Jones served as the Senior Vice President, Americas at Tableau Software, Inc. from May 2013 to April 2016. Prior to that, he served in various roles at SAP from January 2010 to May 2013, including as Chief Operating Officer-Database & Technology Division and Group Vice President-Western United States. Mr. Jones holds a B.S. in marketing from California State University Chico and an M.B.A. from Pepperdine University.
The Company previously entered into an amended and restated offer letter with Mr. Jones, dated as of March 21, 2017, which was filed as Exhibit 10.9 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 8, 2018, as amended (File No. 001-38034), which agreement is incorporated herein by reference, and previously entered into its standard form of indemnification agreement with Mr. Jones, in substantially the same form filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1, as amended (File No. 333-216237), filed with the SEC on February 24, 2017, which form of agreement is incorporated herein by reference. Mr. Jones will receive no additional compensation in connection with his appointment to serve as President of the Company.
There are no arrangements or understandings between Mr. Jones and any other persons, pursuant to which he was appointed as President, no family relationships among any of the Company’s directors or executive officers and Mr. Jones and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1	Press Release dated August 8, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERYX, INC.
Date:	August 8, 2018	By:	/s/ Christopher M. Lal
		Name:	Christopher M. Lal
		Title:	Senior Vice President and General Counsel